EXHIBIT 10.11(xiv)

AMENDMENT NUMBER FOUR

TO THE

GEORGIA-PACIFIC CORPORATION/

GEORGIA-PACIFIC GROUP

1997 LONG-TERM INCENTIVE PLAN

WHEREAS, pursuant to Section 8 of the Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan (“Plan”), the Board of Directors of Georgia-Pacific Corporation (“Corporation”) has reserved the right to amend the Plan; and

WHEREAS, the Board desires to amend the Plan to change the name of the Plan and to change the definition of Common Stock under the Plan;

NOW THEREFORE, the Board hereby amends the Plan as follows:

1. Effective as of January 1, 2002, the name of the Plan shall be the Georgia-Pacific Corporation Long-Term Incentive Plan.

2. Section 2(h) of the Plan is amended effective as of January 1, 2002 to read as follows:

“(h) Common Stock. “Common Stock” means the Company’s common stock, par value $0.80 per share.”

3. Section 2(v) of the Plan is amended effective as of January 1, 2002 to read as follows:

“(v) Plan. “Plan” means the Georgia-Pacific Corporation Long-Term Incentive Plan (formerly known as the Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan) as described in this document.”